                    SUPPLEMENT DATED MARCH 16, 2009 TO THE
                                 PROSPECTUSES
                                      AND
                     STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE FOLLOWING FUNDS:

                Prospectuses, each dated February 2, 2009, for

 Seligman Core Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc.,
  Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc.,
                Seligman Pennsylvania Municipal Fund Series and
                  Seligman TargetHorizon ETF Portfolios, Inc.

                   Prospectuses, each dated May 1, 2008, for

 Seligman Asset Allocation Series, Inc., Seligman Cash Management Fund, Inc.,
        Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc.,
Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc.,
   Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Portfolios, Inc.,
       Seligman Value Fund Series, Inc. and Tri-Continental Corporation

                (each, a "Fund", and collectively, the "Funds")

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the "Seligman Parties") entered into a stipulation of settlement with the Office of the Attorney General of the State of New York ("NYAG") and settled the claims made by the NYAG in September 2006 relating to allegations of frequent trading in certain Seligman Funds. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolves all outstanding matters between the Seligman Parties and the NYAG.

              SUPPLEMENT DATED MARCH 3, 2009 TO THE PROSPECTUSES
                     (EXCLUDING THE CLASS I PROSPECTUSES)
                        OF EACH OF THE FOLLOWING FUNDS:

                Prospectuses, each dated February 2, 2009, for

Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman
 New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series,
     Seligman Core Fixed Income Fund, Inc. and Seligman TargetHorizon ETF
                               Portfolios, Inc.

                   Prospectuses, each dated May 1, 2008, for

       Seligman Asset Allocation Series, Inc., Seligman High Yield Fund, Seligman Income and Growth Fund, Inc. and Seligman U.S. Government Securities
                                     Fund

                (each, a "Fund" and collectively, the "Funds")

The section entitled "Check Redemption Service" under "Shareholder Information -- How to Sell Shares" in the Prospectus of each Fund is hereby superseded and replaced with the following information:

Check Redemption Service. The Check Redemption Service is being terminated. Effective March 6, 2009, the Fund will not establish the Check Redemption Service for any Fund accounts. For Fund accounts currently utilizing the Check Redemption Service, this service will be terminated effective May 1, 2009. Seligman Data Corp. (SDC) will continue to honor check redemptions provided that SDC receives the intermediary's request for payment on or before April 30, 2009. After April 30, 2009, SDC will reject an intermediary's request for payment. Neither SDC nor the Fund(s) can guarantee that SDC will receive the request for payment on any checks you write against your Fund account by April 30, 2009. Please note that if you own Class A shares that were bought at net asset value (NAV) because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to a contingent deferred sales charge (CDSC). If you own Class C or Class R shares, you may use this service only with respect to shares that you have held for at least one year.

            SUPPLEMENT DATED FEBRUARY 26, 2009 TO THE PROSPECTUSES
                            OF THE FOLLOWING FUNDS:

                  Prospectuses, dated February 1, 2009, for:

 Seligman Core Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and
  Seligman Pennsylvania Municipal Fund Series and Seligman TargetHorizon ETF
                               Portfolios, Inc.
                          (collectively, the "Funds")

The following information is effective immediately to the Funds' Prospectuses (not applicable to a Fund's Class I Prospectus).

The section entitled "Automatic Dollar-Cost-Averaging" under "Shareholder Information - How to Buy Additional Shares" in the Prospectus is hereby superseded and replaced with the following information:

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

                                                                     PROSPECTUS
                                                               February 2, 2009
Seligman
Municipal Funds
Seeking Income Exempt from Regular Income Tax
.. Seligman Municipal Fund Series, Inc.

.. Seligman Municipal Series Trust

.. Seligman New Jersey Municipal Fund, Inc.

.. Seligman Pennsylvania Municipal Fund Series
As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

         Not FDIC Insured  [_]  May Lose Value  [_]  No Bank Guarantee

MUNI-1  2/2009
[LOGO]
SELIGMAN
INVESTMENTS
--------------------------------
EXPERIENCE . INSIGHT . SOLUTIONS

Table of Contents

 THE FUNDS
 A discussion of the investment objectives, strategies, risks, performance and expenses of the Funds.
       Overview of the Funds......................................................    1
       National Fund..............................................................    6
       California High-Yield Fund.................................................    9
       California Quality Fund....................................................   13
       Colorado Fund..............................................................   16
       Florida Fund...............................................................   19
       Georgia Fund...............................................................   23
       Louisiana Fund.............................................................   26
       Maryland Fund..............................................................   29
       Massachusetts Fund.........................................................   32
       Michigan Fund..............................................................   35
       Minnesota Fund.............................................................   38
       Missouri Fund..............................................................   41
       New Jersey Fund............................................................   44
       New York Fund..............................................................   47
       North Carolina Fund........................................................   50
       Ohio Fund..................................................................   53
       Oregon Fund................................................................   56
       Pennsylvania Fund..........................................................   59
       South Carolina Fund........................................................   62
       Management of the Funds....................................................   65
 SHAREHOLDER INFORMATION
       Deciding Which Class of Shares to Buy......................................   68
       Pricing of Fund Shares.....................................................   71
       Opening Your Account.......................................................   72
       How to Buy Additional Shares...............................................   73
       How to Exchange Shares Among the Seligman Mutual Funds.....................   74
       How to Sell Shares.........................................................   74
       Important Policies That May Affect Your Account............................   75
       Frequent Trading of Fund Shares............................................   77
       Dividends and Capital Gain Distributions...................................   78
       Taxes......................................................................   79
       Other Information..........................................................   80
 FINANCIAL HIGHLIGHTS.............................................................   83
 HOW TO CONTACT US................................................................  103
 FOR MORE INFORMATION............................................................. back cover

Effective November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial, Inc."), completed its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of each of the Funds offered herein having previously approved (at a special meeting held on November 3, 2008) new investment management services agreements between RiverSource Investments and each of the Funds, RiverSource Investments became the new investment manager of the Funds effective November 7, 2008.

RiverSource Complex of Funds

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees as the RiverSource funds (the "Board"), they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may not include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

Proposed Merger of Certain Funds

On January 8, 2009, the Boards of Directors/Trustees approved in principle the merger of the following Funds into National Fund: Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Missouri Fund, Ohio Fund, Oregon Fund, South Carolina Fund, Florida Fund, North Carolina Fund, New Jersey Fund and Pennsylvania Fund (each, an "Acquired Fund"). More information about the proposed mergers will be included in proxy materials.

Completion of each merger is subject to approval by shareholders of the applicable Acquired Fund. It is currently anticipated that proxy materials regarding each merger will be distributed to shareholders of the Acquired Funds during the first or second quarter of 2009, and that a meeting of shareholders to consider each merger will be scheduled for the second quarter of 2009.

The Funds

Overview of the Funds

This Prospectus contains information about four separate series that together offer 19 investment options (each, a "Fund", collectively, the "Funds"):

Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

NATIONAL FUND              MINNESOTA FUND
COLORADO FUND              MISSOURI FUND
GEORGIA FUND               NEW YORK FUND
LOUISIANA FUND             OHIO FUND
MARYLAND FUND              OREGON FUND
MASSACHUSETTS FUND         SOUTH CAROLINA FUND
MICHIGAN FUND

Seligman Municipal Series Trust offers the following four Funds:

CALIFORNIA HIGH-YIELD FUND  FLORIDA FUND
CALIFORNIA QUALITY FUND     NORTH CAROLINA FUND

Seligman New Jersey Municipal Fund, Inc. (NEW JERSEY FUND)

Seligman Pennsylvania Municipal Fund Series (PENNSYLVANIA FUND)

INVESTMENT OBJECTIVES

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund also has its own principal investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.


  ALTERNATIVE MINIMUM TAX ("AMT"):

  A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.


Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager (RiverSource Investments) analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase by a Fund. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent that Fund from achieving its investment objective.

A Fund's investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by that Fund's Board of Directors/Trustees. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

PRINCIPAL RISKS

Below is a description of the principal investment risks that apply to the Funds.

The value of your investment in a Fund will change with fluctuations in the value of individual securities held by that Fund. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Please remember that with any mutual fund investment you may lose money.

The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the creditworthiness of a Fund's portfolio holdings, as described below:

Active Management Risk. The Funds are actively managed and their performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving each Fund's investment objective. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.

Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund's investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the Fund's securities holdings. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, you should expect a Fund's net asset value to rise.

Additionally, longer maturity bonds are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities face budget shortfalls and other problems as a result of economic downturns. The failure to address these problems in a satisfactory manner could affect a state's or municipality's credit quality and result in downgrading or a decline in a security's market value. Credit risk also includes the risk that an issuer of a municipal bond (or, in the case of an insured bond, the issuer and the insurer) would be unable to make or timely make interest and principal payments. Credit ratings in respect of insured municipal securities are affected by the claims-paying ability of the issuer and the insurer. Accordingly, any credit rating downgrade of an insurer of municipal securities could have a significant negative impact on the credit rating of the municipal securities insured by it. Any such downgrade would negatively affect the value of this investment by a Fund. Revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund's portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase an insured bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Diversification risk. Each Fund is a non-diversified fund (except the National
Fund). A non-diversified fund may invest more of its assets in fewer issuers than if it were a diversified fund. Because each investment has a greater effect on a Fund's performance, that Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Geographic Concentration Risk. Because the Funds (other than National Fund) invest primarily in the municipal securities issued by a single-state and its political sub-divisions, these Funds will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the single-state Funds' tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. The value of municipal securities owned by a Fund also may be adversely affected by future changes in federal or state income tax laws. In addition, because of the relatively small number of issuers of tax-exempt securities, each Fund (other than National Fund) may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Funds may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include, but are not limited to, state or local legislation or policy changes, economic factors, natural disasters, the possibility of credit problems and terrorist attacks. The single-state Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer. Notwithstanding these restrictions, a Fund may be invested in a smaller number of securities.

Consequently, if one or more of the securities held in a Fund declines in value or underperforms, it may have a greater impact on the Fund's performance than if the Fund held a larger number of securities. The Funds may experience more volatility, especially over the short term, than a Fund with a greater number of holdings.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market prices. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund's portfolio do not perform as expected, that Fund's net asset value may decline.

Risks of territories and possessions of the United States. Each Fund may invest in municipal securities of territories and possessions of the United States, such as Puerto Rico, Guam and the Virgin Islands. Adverse market, political, economic or other conditions or developments within these territories or possessions may negatively affect the value of a Fund's holdings in such obligations.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

WEBSITE REFERENCES

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the applicable Fund's Statement of Additional Information.

PAST PERFORMANCE

Each Fund offers two Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of each Class compares to two measures of municipal bond performance.

Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund's Classes due to their different fees and expenses.

FEES AND EXPENSES

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses, net of management fee waivers and/or expense reimbursements, if applicable, are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

DISCUSSIONS OF EACH FUND BEGIN ON PAGE 6.

National Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

National Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 4.69% - quarter ended 12/31/00.

        Worst calendar quarter return: -3.22% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                  CLASS C
                                                                                   SINCE
                                                              ONE    FIVE   TEN  INCEPTION
                                                              YEAR   YEARS YEARS  5/27/99
--------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------
Return before taxes                                          (7.62)% 1.07% 2.67%    n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions                          (7.62)  1.07  2.67     n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (3.74)  1.52  2.91     n/a
--------------------------------------------------------------------------------------------
CLASS C                                                      (5.01)  1.09   n/a    2.33%
--------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)  2.71  4.26    4.38/(1)/
--------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS AVERAGE*                 (9.09)  0.53  2.44    2.57
--------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper General Municipal Debt Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper General Municipal Debt Funds Average measures the performance of funds that invest primarily in municipal debt issues in the top four credit ratings. Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

National Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/        1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.10%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.36%       0.36%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.96%       1.86%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $544         $717          $906          $1,451
                    ----------------------------------------------------------------------
                    Class C          289          558           951           2,052
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $544         $717          $906          $1,451
                    ----------------------------------------------------------------------
                    Class C          189          558           951           2,052
                    ----------------------------------------------------------------------

California High-Yield Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of California.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated under the "Principal Risks" section at the beginning of this Prospectus, the California High-Yield Fund is subject to the following risks:

[_]Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal and interest than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman, the Fund's investment manager prior to November 7, 2008, periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, RiverSource Investments, the Fund's new investment manager, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum of the Fund's average daily net assets. RiverSource Investments may discontinue its fee waiver at any time. Absent past reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California High-Yield Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 4.73% - quarter ended 3/31/00.

        Worst calendar quarter return: -3.55% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                   CLASS C
                                                                                    SINCE
                                                               ONE    FIVE   TEN  INCEPTION
                                                               YEAR   YEARS YEARS  5/27/99
---------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------
Return before taxes                                           (8.93)% 1.45% 3.15%    n/a
---------------------------------------------------------------------------------------------
Return after taxes on distributions                           (8.93)  1.41  3.08     n/a
---------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares   (4.43)  1.85  3.30     n/a
---------------------------------------------------------------------------------------------
CLASS C                                                       (6.40)  1.46   n/a    2.79%
---------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                        (2.47)  2.71  4.26    4.38/(1)/
---------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS AVERAGE*              (13.09)  0.09  2.48    2.53
---------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

California High-Yield Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/   none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/          1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                      0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.10%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(3)/                                                                       0.46%       0.46%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      1.06%       1.96%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)RiverSource Investments, at its discretion, is waiving a portion of its management fee to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum. RiverSource Investments may discontinue its fee waiver at any time. Such fee waiver is not reflected above.
(3)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $553         $747         $  958         $1,563
                    ----------------------------------------------------------------------
                    Class C          299          590          1,007          2,168
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $553         $747         $  958         $1,563
                    ----------------------------------------------------------------------
                    Class C          199          590          1,007          2,168
                    ----------------------------------------------------------------------

California Quality Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's Investors Service (Moody's) (Aaa, Aa, or A) or Standard & Poor's Ratings Services (S&P) (AAA, AA, or A) on the date of purchase. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of California.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California Quality Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 5.31% - quarter ended 12/31/00.

        Worst calendar quarter return: -3.74% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                   CLASS C
                                                                                    SINCE
                                                               ONE    FIVE   TEN  INCEPTION
                                                               YEAR   YEARS YEARS  5/27/99
---------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------
Return before taxes                                           (7.09)% 1.16% 3.01%    n/a
---------------------------------------------------------------------------------------------
Return after taxes on distributions                           (7.14)  1.06  2.91     n/a
---------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares   (3.26)  1.58  3.15     n/a
---------------------------------------------------------------------------------------------
CLASS C                                                       (4.49)  1.20   n/a    2.75%
---------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                        (2.47)  2.71  4.26    4.38/(1)/
---------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS AVERAGE*              (13.09)  0.09  2.48    2.53
---------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

California Quality Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/        1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.10%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.41%       0.42%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      1.01%       1.92%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $548         $732          $932          $1,507
                    ----------------------------------------------------------------------
                    Class C          295          578           986           2,126
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $548         $732          $932          $1,507
                    ----------------------------------------------------------------------
                    Class C          195          578           986           2,126
                    ----------------------------------------------------------------------

Colorado Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Colorado.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Colorado Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

         Best calendar quarter return: 5.40% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.52% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                  CLASS C
                                                                                   SINCE
                                                              ONE    FIVE   TEN  INCEPTION
                                                              YEAR   YEARS YEARS  5/27/99
--------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------
Return before taxes                                          (4.49)% 1.89% 3.45%    n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions                          (4.53)  1.86  3.41     n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (1.64)  2.18  3.54     n/a
--------------------------------------------------------------------------------------------
CLASS C                                                      (2.01)  1.88   n/a    3.10%
--------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)  2.71  4.26    4.38/(1)/
--------------------------------------------------------------------------------------------
LIPPER COLORADO MUNICIPAL DEBT FUNDS AVERAGE*                (8.13)  1.07  2.77    2.90
--------------------------------------------------------------------------------------------

-------------
* The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Colorado Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             CLASS A    CLASS C
---------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                      4.50%          1%
---------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                  4.50%/(1)/  none
---------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/      1%
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------
Management Fees                                                                        0.50%       0.50%
---------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               0.10%       1.00%
---------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                    0.38%       0.38%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   0.98%       1.88%
---------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $545         $723          $917          $1,474
----------------------------------------------------------------------
Class C          291          566           965           2,083
----------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $545         $723          $917          $1,474
----------------------------------------------------------------------
Class C          191          566           965           2,083
----------------------------------------------------------------------

Florida Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Florida.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated under the "Principal Risks" section at the beginning of this Prospectus, the Florida Fund is subject to the following risks:

[_]The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner.

[_]Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman, the Fund's investment manager prior to November 7, 2008, periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, RiverSource Investments, the Fund's new investment manager, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum of the Fund's average daily net assets. RiverSource Investments may discontinue its fee waiver at any time. Absent past reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Florida Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 5.66% - quarter ended 12/31/00.

        Worst calendar quarter return: -3.21% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                       CLASS C
                                                                                        SINCE
                                                              ONE     FIVE     TEN    INCEPTION
                                                              YEAR    YEARS   YEARS    5/27/99
-------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------
Return before taxes                                          (7.95)%  0.76%   2.95%      n/a
-------------------------------------------------------------------------------------------------
Return after taxes on distributions                          (7.95)   0.70    2.89       n/a
-------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (3.83)   1.26    3.13       n/a
-------------------------------------------------------------------------------------------------
CLASS C                                                      (5.25)   0.94     n/a      2.76%
-------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)   2.71    4.26      4.38/(1)/
-------------------------------------------------------------------------------------------------
LIPPER FLORIDA MUNICIPAL DEBT FUNDS AVERAGE*                 (9.93)   0.78    2.70      2.73
-------------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Florida Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                CLASS A     CLASS C
-------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                          4.50%          1%
-------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                      4.50%/(1)/  none
-------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)      none/(1)/        1%
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                       0.50%       0.50%
-------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                   0.25%       1.00%
-------------------------------------------------------------------------------------------------------------
Other Expenses/(3)/                                                                        0.47%       0.47%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                       1.22%       1.97%
-------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)RiverSource Investments, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum. RiverSource Investments may discontinue its fee waiver at any time. Such fee waiver is not reflected above.
(3)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $569         $795         $1,040         $1,740
                    ----------------------------------------------------------------------
                    Class C          300          593          1,012          2,179
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $569         $795         $1,040         $1,740
                    ----------------------------------------------------------------------
                    Class C          200          593          1,012          2,179
                    ----------------------------------------------------------------------

Georgia Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Georgia.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Georgia Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

         Best calendar quarter return: 4.81% - quarter ended 12/31/00.

        Worst calendar quarter return: -4.86% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                     CLASS C
                                                                                      SINCE
                                                               ONE     FIVE    TEN  INCEPTION
                                                               YEAR    YEARS  YEARS  5/27/99
-----------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------
Return before taxes                                          (10.49)% (0.11)% 2.27%    n/a
-----------------------------------------------------------------------------------------------
Return after taxes on distributions                          (10.49)  (0.11)  2.19     n/a
-----------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares   (5.49)   0.52   2.52     n/a
-----------------------------------------------------------------------------------------------
CLASS C                                                       (7.98)  (0.08)   n/a    1.89%
-----------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                        (2.47)   2.71   4.26    4.38/(1)/
-----------------------------------------------------------------------------------------------
LIPPER GEORGIA MUNICIPAL DEBT FUNDS AVERAGE*                  (7.61)   0.91   2.75    2.83
-----------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Georgia Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             CLASS A    CLASS C
---------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                      4.50%          1%
---------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                  4.50%/(1)/  none
---------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/      1%
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------
Management Fees                                                                        0.50%       0.50%
---------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               0.10%       1.00%
---------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                    0.43%       0.43%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   1.03%       1.93%
---------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $550         $736          $938          $1,519
----------------------------------------------------------------------
Class C          296          579           987           2,127
----------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $550         $736          $938          $1,519
----------------------------------------------------------------------
Class C          196          579           987           2,127
----------------------------------------------------------------------

Louisiana Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Louisiana.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Louisiana Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 4.73% - quarter ended 12/31/00.

        Worst calendar quarter return: -3.10% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                  CLASS C
                                                                                   SINCE
                                                              ONE    FIVE   TEN  INCEPTION
                                                              YEAR   YEARS YEARS  5/27/99
--------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------
Return before taxes                                          (8.69)% 0.70% 2.76%    n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions                          (8.88)  0.62  2.68     n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (4.16)  1.21  2.97     n/a
--------------------------------------------------------------------------------------------
CLASS C                                                      (6.03)  0.72   n/a    2.43%
--------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)  2.71  4.26    4.38/(1)/
--------------------------------------------------------------------------------------------
LIPPER OTHER STATES MUNICIPAL DEBT FUNDS AVERAGE*            (9.40)  0.80  2.73    2.75
--------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper Other States Municipal Debt Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper Other States Municipal Debt Funds Average measures the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis. Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Louisiana Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/        1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.10%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.39%       0.39%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.99%       1.89%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $546         $726          $922          $1,485
                    ----------------------------------------------------------------------
                    Class C          292          569           970           2,094
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $546         $726          $922          $1,485
                    ----------------------------------------------------------------------
                    Class C          192          569           970           2,094
                    ----------------------------------------------------------------------

Maryland Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Maryland.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Maryland Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 4.20% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.31% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                  CLASS C
                                                                                   SINCE
                                                              ONE    FIVE   TEN  INCEPTION
                                                              YEAR   YEARS YEARS  5/27/99
--------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------
Return before taxes                                          (5.12)% 1.74% 3.12%    n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions                          (5.15)  1.69  3.06     n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (2.13)  2.03  3.25     n/a
--------------------------------------------------------------------------------------------
CLASS C                                                      (2.48)  1.76   n/a    2.77%
--------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)  2.71  4.26    4.38/(1)/
--------------------------------------------------------------------------------------------
LIPPER MARYLAND MUNICIPAL DEBT FUNDS AVERAGE*                (9.28)  0.84  2.67    2.77
--------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Maryland Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/        1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.10%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.38%       0.38%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.98%       1.88%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $545         $721          $912          $1,463
                    ----------------------------------------------------------------------
                    Class C          291          566           965           2,083
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $545         $721          $912          $1,463
                    ----------------------------------------------------------------------
                    Class C          191          566           965           2,083
                    ----------------------------------------------------------------------

Massachusetts Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Massachusetts.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective
June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Massachusetts Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 6.45% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.80% - quarter ended 9/30/99.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                  CLASS C
                                                                                   SINCE
                                                              ONE    FIVE   TEN  INCEPTION
                                                              YEAR   YEARS YEARS  5/27/99
--------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------
Return before taxes                                          (3.10)% 1.68% 3.50%    n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions                          (3.18)  1.61  3.45     n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (0.59)  2.01  3.59     n/a
--------------------------------------------------------------------------------------------
CLASS C                                                      (0.53)  1.63   n/a    3.22%
--------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)  2.71  4.26    4.38/(1)/
--------------------------------------------------------------------------------------------
LIPPER MASSACHUSETTS MUNICIPAL DEBT FUNDS AVERAGE*           (9.46)  1.07  2.92    3.05
--------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Massachusetts Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             CLASS A    CLASS C
---------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                      4.50%          1%
---------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                  4.50%/(1)/  none
---------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/      1%
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------
Management Fees                                                                        0.50%       0.50%
---------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               0.10%       1.00%
---------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                    0.33%       0.33%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   0.93%       1.83%
---------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $541         $706          $886          $1,407
                    ----------------------------------------------------------------------
                    Class C          286          548           935           2,019
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $541         $706          $886          $1,407
                    ----------------------------------------------------------------------
                    Class C          186          548           935           2,019
                    ----------------------------------------------------------------------

Michigan Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Michigan.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Michigan Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 4.98% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.87% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                          CLASS C
                                                                                           SINCE
                                                               ONE     FIVE      TEN     INCEPTION
                                                               YEAR    YEARS    YEARS     5/27/99
----------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------
Return before taxes                                           (6.82)%   0.84%    3.00%      n/a
----------------------------------------------------------------------------------------------------
Return after taxes on distributions                           (6.85)    0.78     2.93       n/a
----------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares   (3.09)    1.30     3.16       n/a
----------------------------------------------------------------------------------------------------
CLASS C                                                       (4.26)    0.87      n/a      2.68%
----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                        (2.47)    2.71     4.26      4.38/(1)/
----------------------------------------------------------------------------------------------------
LIPPER MICHIGAN MUNICIPAL DEBT FUNDS AVERAGE*                (10.97)    1.37     3.22      3.20
----------------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Michigan Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             CLASS A    CLASS C
---------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                      4.50%          1%
---------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                  4.50%/(1)/  none
---------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/      1%
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------
Management Fees                                                                        0.50%       0.50%
---------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               0.10%       1.00%
---------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                    0.33%       0.33%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   0.93%       1.83%
---------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $541         $708          $891          $1,417
----------------------------------------------------------------------
Class C          286          550           939           2,029
----------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $541         $708          $891          $1,417
----------------------------------------------------------------------
Class C          186          550           939           2,029
----------------------------------------------------------------------

Minnesota Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Minnesota.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Minnesota Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

         Best calendar quarter return: 5.04% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.43% - quarter ended 6/30/04.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                  CLASS C
                                                                                   SINCE
                                                              ONE    FIVE   TEN  INCEPTION
                                                              YEAR   YEARS YEARS  5/27/99
--------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------
Return before taxes                                          (3.44)% 1.58% 3.18%    n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions                          (3.46)  1.55  3.15     n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (1.05)  1.89  3.29     n/a
--------------------------------------------------------------------------------------------
CLASS C                                                      (0.84)  1.59   n/a    2.84%
--------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)  2.71  4.26    4.38/(1)/
--------------------------------------------------------------------------------------------
LIPPER MINNESOTA MUNICIPAL DEBT FUNDS AVERAGE*               (7.91)  1.14  2.94    3.02
--------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Minnesota Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C
--------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.50%          1%
--------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.50%/(1)/  none
--------------------------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/      1%
--------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%
--------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%
--------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                   0.33%       0.33%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.93%       1.83%
--------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $541         $708          $891          $1,417
                    ----------------------------------------------------------------------
                    Class C          286          553           944           2,039
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $541         $708          $891          $1,417
                    ----------------------------------------------------------------------
                    Class C          186          553           944           2,039
                    ----------------------------------------------------------------------

Missouri Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Missouri.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Missouri Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 6.14% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.49% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                      CLASS C
                                                                                       SINCE
                                                              ONE    FIVE      TEN   INCEPTION
                                                              YEAR   YEARS    YEARS   5/27/99
-------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------
Return before taxes                                          (6.24)%  1.18%    3.14%     n/a
-------------------------------------------------------------------------------------------------
Return after taxes on distributions                          (6.24)   1.13     3.08      n/a
-------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (2.83)   1.56     3.25      n/a
-------------------------------------------------------------------------------------------------
CLASS C                                                      (3.51)   1.24      n/a     2.85%
-------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)   2.71     4.26     4.38/(1)/
-------------------------------------------------------------------------------------------------
LIPPER MISSOURI MUNICIPAL DEBT FUNDS AVERAGE*                (8.45)   0.88     2.80     2.90
-------------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Missouri Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/        1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.10%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.38%       0.38%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.98%       1.88%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $545         $723          $917          $1,474
----------------------------------------------------------------------
Class C          292          569           970           2,094
----------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $545         $723          $917          $1,474
----------------------------------------------------------------------
Class C          192          569           970           2,094
----------------------------------------------------------------------

New Jersey Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of New Jersey.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New Jersey Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]


         Best calendar quarter return: 5.02% - quarter ended 12/31/00.

        Worst calendar quarter return: -3.22% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                   CLASS C
                                                                                    SINCE
                                                               ONE    FIVE   TEN  INCEPTION
                                                               YEAR   YEARS YEARS  5/27/99
---------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------
Return before taxes                                           (9.95)% 0.31% 2.46%    n/a
---------------------------------------------------------------------------------------------
Return after taxes on distributions                          (10.04)  0.25  2.40     n/a
---------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares   (5.16)  0.85  2.69     n/a
---------------------------------------------------------------------------------------------
CLASS C                                                       (7.28)  0.50   n/a    2.26%
---------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                        (2.47)  2.71  4.26    4.38/(1)/
---------------------------------------------------------------------------------------------
LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS AVERAGE*              (10.93)  0.53  2.63    2.66
---------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

New Jersey Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/        1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.25%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.51%       0.52%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      1.26%       2.02%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $573         $807         $1,060         $1,784
                    ----------------------------------------------------------------------
                    Class C          305          609          1,038          2,232
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $573         $807         $1,060         $1,784
                    ----------------------------------------------------------------------
                    Class C          205          609          1,038          2,232
                    ----------------------------------------------------------------------

New York Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of New York.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective
June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New York Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 6.11% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.84% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                    CLASS C
                                                                                     SINCE
                                                               ONE    FIVE    TEN  INCEPTION
                                                               YEAR   YEARS  YEARS  5/27/99
----------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------
Return before taxes                                           (5.02)%  1.63% 3.40%    n/a
----------------------------------------------------------------------------------------------
Return after taxes on distributions                           (5.02)   1.61  3.36     n/a
----------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares   (1.93)   1.99  3.52     n/a
----------------------------------------------------------------------------------------------
CLASS C                                                       (2.27)  (1.69)  n/a    3.13%
----------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                        (2.47)   2.71  4.26    4.38/(1)/
----------------------------------------------------------------------------------------------
LIPPER NEW YORK MUNICIPAL DEBT FUNDS AVERAGE*                (10.34)   0.42  2.67    2.77
----------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

New York Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/        1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.10%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.30%       0.30%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.90%       1.80%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $538         $699          $875          $1,383
                    ----------------------------------------------------------------------
                    Class C          283          539           920           1,987
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $538         $699          $875          $1,383
                    ----------------------------------------------------------------------
                    Class C          183          539           920           1,987
                    ----------------------------------------------------------------------

North Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of North Carolina.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

North Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 4.65% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.22% - quarter ended 6/30/04.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                  CLASS C
                                                                                   SINCE
                                                              ONE    FIVE   TEN  INCEPTION
                                                              YEAR   YEARS YEARS  5/27/99
--------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------
Return before taxes                                          (1.78)% 1.75% 3.27%    n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions                          (1.81)  1.69  3.18     n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (0.04)  1.97  3.30     n/a
--------------------------------------------------------------------------------------------
CLASS C                                                       1.13   1.94   n/a    3.12%
--------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)  2.71  4.26    4.38/(1)/
--------------------------------------------------------------------------------------------
LIPPER NORTH CAROLINA MUNICIPAL DEBT FUNDS AVERAGE*          (8.94)  1.16  2.86    2.98
--------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

North Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/        1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.25%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.66%       0.66%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      1.41%       2.16%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $587         $852         $1,137         $1,946
                    ----------------------------------------------------------------------
                    Class C          319          651          1,109          2,378
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $587         $852         $1,137         $1,946
                    ----------------------------------------------------------------------
                    Class C          219          651          1,109          2,378
                    ----------------------------------------------------------------------

Ohio Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Ohio.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Ohio Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 5.38% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.88% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                  CLASS C
                                                                                   SINCE
                                                              ONE    FIVE   TEN  INCEPTION
                                                              YEAR   YEARS YEARS  5/27/99
--------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------
Return before taxes                                          (3.85)% 1.63% 3.24%    n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions                          (3.97)  1.58  3.20     n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (1.18)  1.93  3.36     n/a
--------------------------------------------------------------------------------------------
CLASS C                                                      (1.42)  1.62   n/a    2.89%
--------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)  2.71  4.26    4.38/(1)/
--------------------------------------------------------------------------------------------
LIPPER OHIO MUNICIPAL DEBT FUNDS AVERAGE*                    (6.91)  1.65  3.15    3.26
--------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Ohio Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/        1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.10%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.31%       0.31%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.91%       1.81%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $539         $702          $880          $1,395
                    ----------------------------------------------------------------------
                    Class C          285          547           934           2,019
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $539         $702          $880          $1,395
                    ----------------------------------------------------------------------
                    Class C          185          547           934           2,019
                    ----------------------------------------------------------------------

Oregon Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Oregon.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Oregon Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 5.07% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.29% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                  CLASS C
                                                                                   SINCE
                                                              ONE    FIVE   TEN  INCEPTION
                                                              YEAR   YEARS YEARS  5/27/99
--------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------
Return before taxes                                          (5.68)% 1.56% 3.25%    n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions                          (5.72)  1.51  3.18     n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (2.37)  1.90  3.36     n/a
--------------------------------------------------------------------------------------------
CLASS C                                                      (3.09)  1.57   n/a    2.89%
--------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)  2.71  4.26    4.38/(1)/
--------------------------------------------------------------------------------------------
LIPPER OTHER STATES MUNICIPAL DEBT FUNDS AVERAGE*            (9.40)  0.80  2.73    2.75
--------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper Other States Municipal Debt Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper Other States Municipal Debt Funds Average measures the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis. Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Oregon Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             CLASS A    CLASS C
---------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                      4.50%          1%
---------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                  4.50%/(1)/  none
---------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/      1%
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------
Management Fees                                                                        0.50%       0.50%
---------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               0.10%       1.00%
---------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                    0.35%       0.35%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   0.95%       1.85%
---------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $543         $714          $901          $1,440
                    ----------------------------------------------------------------------
                    Class C          289          560           955           2,062
                    ----------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ----------------------------------------------------------------------
                    Class A         $543         $714          $901          $1,440
                    ----------------------------------------------------------------------
                    Class C          189          560           955           2,062
                    ----------------------------------------------------------------------

Pennsylvania Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of Pennsylvania. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Pennsylvania Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 5.28% - quarter ended 12/31/00.

        Worst calendar quarter return: -2.61% - quarter ended 6/30/04.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                   CLASS C
                                                                                    SINCE
                                                               ONE    FIVE   TEN  INCEPTION
                                                               YEAR   YEARS YEARS  5/27/99
---------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------
Return before taxes                                           (4.46)% 1.13% 2.92%    n/a
---------------------------------------------------------------------------------------------
Return after taxes on distributions                           (4.58)  1.08  2.85     n/a
---------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares   (1.64)  1.45  3.00     n/a
---------------------------------------------------------------------------------------------
CLASS C                                                       (1.51)  1.32   n/a    2.74%
---------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                        (2.47)  2.71  4.26    4.38/(1)/
---------------------------------------------------------------------------------------------
LIPPER PENNSYLVANIA MUNICIPAL DEBT FUNDS AVERAGE*            (10.59)  0.30  2.50    2.58
---------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper single-state municipal debt funds averages are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper single-state municipal debt funds averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

Pennsylvania Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/      1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.25%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.75%       0.77%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      1.50%       2.27%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $596         $879         $1,182         $2,043
----------------------------------------------------------------------
Class C          330          685          1,165          2,492
----------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $596         $879         $1,182         $2,043
----------------------------------------------------------------------
Class C          230          685          1,165          2,492
----------------------------------------------------------------------

South Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The South Carolina Fund uses the following investment strategies to pursue its investment objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment-grade when purchased. Such securities include those issued by the State, local governments thereof, each of their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia, provided that such securities pay interest that is exempt from regular federal income taxes and regular personal income taxes in the State of South Carolina.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund's Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

South Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 5.68% - quarter ended 12/31/00.

        Worst calendar quarter return: -3.69% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                  CLASS C
                                                                                   SINCE
                                                              ONE    FIVE   TEN  INCEPTION
                                                              YEAR   YEARS YEARS  5/27/99
--------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------
Return before taxes                                          (8.89)% 0.94% 2.95%    n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions                          (8.90)  0.90  2.88     n/a
--------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (4.44)  1.39  3.11     n/a
--------------------------------------------------------------------------------------------
CLASS C                                                      (6.33)  0.97   n/a    2.64%
--------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL BOND INDEX*                       (2.47)  2.71  4.26    4.38/(1)/
--------------------------------------------------------------------------------------------
LIPPER OTHER STATES MUNICIPAL DEBT FUNDS AVERAGE*            (9.40)  0.80  2.73    2.75
--------------------------------------------------------------------------------------------

-------------
 *The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers
  Municipal Bond Index ("Barclays Capital Index") and the Lipper Other States Municipal Debt Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The Barclays Capital Index also excludes the effect of expenses and fees. The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The Lipper Other States Municipal Debt Funds Average measures the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis. Investors cannot invest directly in an index or an average.
(1)From 5/28/99.

South Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A     CLASS C
------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                         4.50%          1%
------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                     4.50%/(1)/  none
------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/        1%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees                                                                           0.50%       0.50%
------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  0.10%       1.00%
------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                       0.31%       0.31%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      0.91%       1.81%
------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Fund's Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended September 30, 2008.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's total annual operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through January 31, 2010) and
(ii) after January 31, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $539         $702          $880          $1,395
----------------------------------------------------------------------
Class C          285          545           930           2,009
----------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
               1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------
Class A         $539         $702          $880          $1,395
----------------------------------------------------------------------
Class C          185          545           930           2,009
----------------------------------------------------------------------

Management of the Funds

On November 7, 2008, RiverSource Investments completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) new investment management services agreements between the Funds and RiverSource Investments (the "Management Agreements"), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, each Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The fees paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008, which is equal to an annual rate of 0.50% of each Fund's average daily net assets. Under the Management Agreements, each Fund also pays taxes, brokerage commissions, and nonadvisory expenses. RiverSource Investments, at its discretion, has agreed to waive a portion of its fees so as to limit the per annum management fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. RiverSource Investments may discontinue these fee waivers at any time.

On July 29, 2008, the Funds' Boards met to discuss, prior to shareholder approval, the Management Agreements between the Funds and RiverSource Investments. A discussion regarding the basis for the Funds' Boards approving the Management Agreements was included in the Funds' proxy statement, dated August 27, 2008, and is available in the Funds' annual shareholder report for the year ended September 30, 2008.

PORTFOLIO MANAGERS

The Funds are managed by the investment manager's Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles is Co-Portfolio Manager of the Funds. He is also Co-Portfolio Manager of Seligman Select Municipal Fund, Inc. (a closed-end investment company). Mr. Moles joined Seligman in 1983 and joined RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman.

Ms. Eileen A. Comerford is Co-Portfolio Manager of the Funds. She is also Co-Portfolio Manager of Seligman Select Municipal Fund, Inc. Ms. Comerford joined Seligman in 1980 and joined RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman.

Mr. Moles and Ms. Comerford each have decision making authority with respect to the investments of the Funds.

Each Fund's Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each Co-Portfolio Manager, and each Co-Portfolio Manager's ownership of securities of the Funds.



AFFILIATES OF RIVERSOURCE INVESTMENTS:
RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc. (the "distributor"):
A distributor of the Seligman mutual funds and the RiverSource complex of funds; responsible for accepting orders for purchases and sales of Fund shares.

RiverSource Services, Inc., formerly Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
Each Fund's shareholder service agent; provides shareholder account services to the Funds at cost.

Ameriprise Financial:
Provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of Funds.

REGULATORY MATTERS

In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the "Seligman Funds"); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the "SEC") and the Office of the Attorney General of the State of New York ("NYAG").

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds' shareholder reports and SAIs. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Funds' Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from the other Class. When deciding which Class of shares to buy, you should consider, among other things:

..  The amount you plan to invest.

.. How long you intend to remain invested in a Fund, or another Seligman mutual fund.

.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------
..  Initial sales charge on Fund purchases, as set forth below:

                           SALES CHARGE AS A % OF SALES CHARGE AS A % OF   REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT   OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE/(1)/
------------------------------------------------------------------------------------------------------
Less than $100,000                  4.50%                  4.71%                     4.00%
------------------------------------------------------------------------------------------------------
$100,000 - $249,999                 3.50                   3.63                      3.00
------------------------------------------------------------------------------------------------------
$250,000 - $499,999                 2.50                   2.56                      2.25
------------------------------------------------------------------------------------------------------
$500,000 - $999,999                 2.00                   2.04                      1.75
------------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/            0.00                   0.00                      0.00
------------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the applicable Fund's Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are available under a Seligman Group of Funds program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group of mutual funds if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in a Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the applicable Fund's Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the applicable Fund's Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of a Fund, the other investment companies in the Seligman Group of mutual funds, RiverSource Investments, SDC and RiverSource Investments' affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the applicable Fund's Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds' distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group of Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Funds or their directors or trustees who regularly provide advice and services to the Funds, to other funds managed by RiverSource Investments, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Funds' distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or record keeper.

For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the applicable Fund's Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

CLASS C
--------------------------------------------------------------------------------

..No initial sales charge on purchases.
                                                Your purchase of Class C shares must be for less
..A 1% CDSC on shares sold within one year of    than $1,000,000 because if you invest $1,000,000
  purchase.                                     or more, you will pay less in fees and charges if you
                                                buy Class A shares. Please consult your financial
..Annual 12b-1 fee (for distribution and         advisor for assistance in selecting the appropriate
  shareholder services) of 1.00%.               class of shares.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, that allows each Class of a Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Boards of Directors or Trustees, as applicable, believe that no conflict of interest currently exists between a Fund's Class A and Class C shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A and Class C shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors/Trustees; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of RiverSource Investments at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the applicable Fund's Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after the Funds' distributor or SDC, as the case may be, accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, the Funds' distributor may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by a Fund are valued at current market prices. If RiverSource Investments concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security at its fair value as determined in accordance with policies and procedures approved by the Board. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with the Funds' distributor. There are several programs under which you may be eligible for reduced sales charges. Ask an authorized dealer or your financial advisor if any of these programs apply to you.

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the applicable Fund or Funds directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

.. Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see "Important Policies That May Affect Your Account")

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in a Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with

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a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum account balance of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund (the "Cash Fund"), you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares unless your original purchase was in the Cash Fund.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of a Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Funds. (Dividend checks must include your name, account number, Fund name and class of shares.)

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Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman Group of Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Group of Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell these Funds' shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Funds' shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Funds, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to an address other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

..  A signed, written redemption request;

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..  Telephone confirmation; and
..  A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.


  MEDALLION SIGNATURE GUARANTEE:

  Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program is acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.


You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares, you may annually withdraw 10% of the value of your accounts (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C shares, you may use this service only with respect to shares that you have held for at least one year.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of a Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are

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 retirement accounts (i.e., IRAs) and unclaimed property accounts that aggregate to more than $1,000. The Funds will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from a Fund's requirements);

.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

.. Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

..  Exchange shares between Seligman mutual funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address; and

..  Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone; and

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

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The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

REPURCHASES. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of the Fund or any other Seligman mutual fund.

The following applies to shareholders who sold Fund shares on or after February 4, 2009 and wish to repurchase shares (the "New Repurchase Policy"):
If your original purchase was in Class A or Class B shares, you may use all or part of the sale proceeds to purchase new Class A shares in any Seligman fund account linked together for Rights of Accumulation purposes. Your repurchase will be in Class A shares at net asset value, up to the amount of the sale proceeds. Repurchases of Class B shares will also be made in Class A shares at net asset value. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C shares, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C share repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

The following applies to shareholders who sold Fund shares on or before February 3, 2009 and wish to repurchase shares: You have the option of taking advantage of the New Repurchase Policy described above, or you may use all or part of the sale proceeds to purchase shares of the Fund or any other Seligman mutual fund without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC (the "Former Policy").

If you sold Fund shares on or after February 4, 2009 and wish to take advantage of the New Repurchase Policy, you must notify your financial advisor or SDC within 90 days of the date your sale request was processed. If you sold Fund shares on or before February 3, 2009 and wish to take advantage of either the New Repurchase Policy or the Former Policy, you must notify your financial advisor or SDC within 120 days of the date your sale request was processed (e.g., if you sold Fund shares on February 3, 2009, you must notify your financial advisor or SDC by June 3, 2009). Contact your financial advisor or SDC for information on required documentation. The repurchase privileges may be modified or discontinued at any time and use of this option may have tax consequences.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors/Trustees of each of the Seligman Municipal Fund Series, Seligman Municipal Series Trust, the New Jersey Fund and the Pennsylvania Fund has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, the distributor or SDC (the Funds' shareholder service agent) (referred to collectively below as the "Seligman Entities") determine that you have exchanged more than twice to and from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of

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any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

Each Fund generally declares dividends from its net investment income daily and pays dividends monthly. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends. The National Fund and Georgia Fund have capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2012 and 2013, respectively. Accordingly, no capital gains distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise.

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If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.


  DIVIDEND:
  A payment by a mutual fund, usually derived from a Fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates its NAV.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

Taxes

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt are generally taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which an exempt interest dividend is paid and you held the shares for six months or less, any loss you realize will be disallowed to the extent of the exempt interest dividend. Further, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize, to the extent not disallowed pursuant to the immediate preceding sentence, will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information. However, because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Funds' Statement of Additional Information under the section entitled "Taxation of the Funds."

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Other Information

PAYMENTS TO FINANCIAL INSTITUTIONS. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, ''payments'') do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution's organization, and may provide the distributor and its affiliates with preferred access to the financial institution's registered representatives or preferred access to the financial institution's customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution's pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges--fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or

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lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to SDC, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

ADMINISTRATION SERVICES. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise Financial under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund's management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that any increase would be offset by a decrease in its management fee paid by a Seligman fund.

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ''affiliated products''). These affiliated products, individually or collectively, may own a significant percentage of the fund's outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. "Total Return" shows the rate that you would have earned (or lost) on an investment in each Class of the Funds, assuming you reinvested all of your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges, transaction costs on your investment or taxes. If such charges, costs and taxes were reflected, total returns presented below would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their Reports, along with the Funds' financial statements, are included in the Funds' Annual Reports, which are available upon request.

NATIONAL FUND

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS A                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.74  $  7.81  $  7.88  $  7.97  $  7.98
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.29     0.33     0.35     0.34     0.34
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.44)   (0.08)   (0.07)   (0.09)   (0.01)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.15)    0.25     0.28     0.25     0.33
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.28)   (0.32)   (0.35)   (0.34)   (0.34)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                      --       --       --       --
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.28)   (0.32)   (0.35)   (0.34)   (0.34)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.31  $  7.74  $  7.81  $  7.88  $  7.97
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (2.07)%    3.21%    3.58%    3.18%    4.16%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $56,446  $58,002  $65,846  $67,861  $73,970
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 0.95%    0.90%    0.92%    0.94%    0.91%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    3.77%    4.19%    4.46%    4.29%    4.22%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                15.97%   28.55%       --    4.55%       --
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS C                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.75  $  7.81  $  7.88  $  7.97  $  7.98
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.22     0.26     0.28     0.27     0.26
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.45)   (0.07)   (0.07)   (0.09)   (0.01)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.23)    0.19     0.21     0.18     0.25
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.21)   (0.25)   (0.28)   (0.27)   (0.26)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                     --       --       --       --
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.21)   (0.25)   (0.28)   (0.27)   (0.26)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.31  $  7.75  $  7.81  $  7.88  $  7.97
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (3.07)%    2.42%    2.66%    2.25%    3.23%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $ 2,184  $ 1,729  $ 2,343  $ 2,998  $ 3,503
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 1.85%    1.80%    1.82%    1.84%    1.81%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    2.87%    3.29%    3.56%    3.39%    3.32%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                15.97%   28.55%       --    4.55%       --
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

CALIFORNIA HIGH-YIELD FUND

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------
CLASS A                                                        2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $  6.55  $  6.60  $  6.62  $  6.65  $  6.59
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.27     0.28     0.28     0.26     0.28
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.36)   (0.06)   (0.02)    0.04     0.06
-------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.09)    0.22     0.26     0.30     0.34
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.27)   (0.27)   (0.28)   (0.26)   (0.27)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.01)      --       --    (0.07)   (0.01)
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.28)   (0.27)   (0.28)   (0.33)   (0.28)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $  6.18  $  6.55  $  6.60  $  6.62  $  6.65
-------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                              (1.51)%    3.35%    3.99%    4.63%    5.30%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $30,873  $28,641  $30,079  $31,432  $34,315
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.92%    0.85%    0.90%    0.92%    0.90%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         4.14%    4.25%    4.26%    3.97%    4.20%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      3.79%    8.03%       --    1.47%       --
-------------------------------------------------------------------------------------------------------
Without management fee waiver:*
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.02%    0.95%    1.00%    1.02%    1.00%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         4.04%    4.15%    4.16%    3.87%    4.10%
-------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------
CLASS C                                                        2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $  6.56  $  6.61  $  6.63  $  6.66  $  6.60
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.21     0.22     0.22     0.20     0.22
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.37)   (0.06)   (0.02)    0.04     0.06
-------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.16)    0.16     0.20     0.24     0.28
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.21)   (0.21)   (0.22)   (0.20)   (0.21)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.01)      --       --    (0.07)   (0.01)
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.22)   (0.21)   (0.22)   (0.27)   (0.22)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $  6.18  $  6.56  $  6.61  $  6.63  $  6.66
-------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                              (2.54)%    2.42%    3.06%    3.69%    4.35%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $ 5,402  $ 2,281  $ 2,649  $ 2,475  $ 2,964
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.82%    1.75%    1.80%    1.82%    1.80%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.24%    3.35%    3.35%    3.07%    3.30%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      3.79%    8.03%       --    1.47%       --
-------------------------------------------------------------------------------------------------------
Without management fee waiver:*
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.92%    1.85%    1.90%    1.92%    1.90%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.14%    3.25%    3.25%    2.97%    3.20%
-------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

CALIFORNIA QUALITY FUND

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------
CLASS A                                                        2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $  6.57  $  6.69  $  6.79  $  6.89  $  6.88
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.26     0.28     0.28     0.28     0.28
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments            (0.40)   (0.12)   (0.07)   (0.02)      --
-------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.14)    0.16     0.21     0.26     0.28
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.25)   (0.27)   (0.28)   (0.27)   (0.27)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.05)   (0.01)   (0.03)   (0.09)      --
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.30)   (0.28)   (0.31)   (0.36)   (0.27)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $  6.13  $  6.57  $  6.69  $  6.79  $  6.89
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               (2.26)%    2.51%    3.14%    3.90%    4.23%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $34,123  $37,598  $42,495  $47,186  $51,395
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.99%    0.92%    0.94%    0.94%    0.93%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.97%    4.17%    4.19%    4.04%    4.06%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     13.20%    4.66%       --       --    0.86%
-------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------
CLASS C                                                        2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $  6.54  $  6.66  $  6.76  $  6.87  $  6.85
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.20     0.22     0.22     0.21     0.22
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.40)   (0.12)   (0.07)   (0.02)    0.01
-------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.20)    0.10     0.15     0.19     0.23
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.19)   (0.21)   (0.22)   (0.21)   (0.21)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.05)   (0.01)   (0.03)   (0.09)      --
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.24)   (0.22)   (0.25)   (0.30)   (0.21)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $  6.10  $  6.54  $  6.66  $  6.76  $  6.87
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               (3.15)%    1.60%    2.23%    2.84%    3.46%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $ 2,872  $ 1,570  $ 1,921  $ 3,259  $ 4,783
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.89%    1.82%    1.84%    1.84%    1.83%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.07%    3.27%    3.29%    3.13%    3.16%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     13.20%    4.66%       --       --    0.86%
-------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

COLORADO FUND

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------
CLASS A                                                        2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $  7.43  $  7.56  $  7.65  $  7.66  $  7.63
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.28     0.31     0.31     0.31     0.31
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.30)   (0.09)   (0.09)   (0.01)    0.03
-------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.02)    0.22     0.22     0.30     0.34
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.27)   (0.30)   (0.31)   (0.31)   (0.31)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                 --    (0.05)      --       --       --
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.27)   (0.35)   (0.31)   (0.31)   (0.31)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $  7.14  $  7.43  $  7.56  $  7.65  $  7.66
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               (0.31)%    2.97%    2.92%    3.93%    4.49%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $29,306  $30,496  $32,558  $35,058  $36,025
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.97%    0.94%    0.95%    0.96%    0.94%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.79%    4.11%    4.13%    4.05%    4.05%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     18.08%   10.86%    3.27%       --    5.04%
-------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------
CLASS C                                                        2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $  7.42  $  7.55  $  7.64  $  7.65  $  7.62
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.21     0.24     0.24     0.24     0.24
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.29)   (0.09)   (0.09)   (0.01)    0.03
-------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.08)    0.15     0.15     0.23     0.27
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.21)   (0.23)   (0.24)   (0.24)   (0.24)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                 --    (0.05)      --       --       --
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.21)   (0.28)   (0.24)   (0.24)   (0.24)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $  7.13  $  7.42  $  7.55  $  7.64  $  7.65
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               (1.20)%    2.05%    2.01%    3.00%    3.56%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $   996  $   194  $   206  $   105  $   121
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.87%    1.84%    1.85%    1.86%    1.84%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         2.89%    3.21%    3.23%    3.15%    3.15%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     18.08%   10.86%    3.27%       --    5.04%
-------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

FLORIDA FUND

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------
CLASS A                                                        2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $  7.66  $  7.77  $  7.92  $  8.00  $  8.08
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.30     0.33     0.33     0.33     0.32
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.46)   (0.11)   (0.11)   (0.08)   (0.06)
-------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.16)    0.22     0.22     0.25     0.26
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.30)   (0.32)   (0.32)   (0.32)   (0.32)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.09)   (0.01)   (0.05)   (0.01)   (0.02)
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.39)   (0.33)   (0.37)   (0.33)   (0.34)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $  7.11  $  7.66  $  7.77  $  7.92  $  8.00
-------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                              (2.31)%    2.88%    2.86%    3.17%    3.26%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $18,510  $22,372  $25,750  $29,298  $32,470
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.05%    0.99%    1.00%    0.98%    0.99%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         4.01%    4.23%    4.20%    4.11%    4.05%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      9.43%   18.37%    5.12%       --       --
-------------------------------------------------------------------------------------------------------
Without management fee waiver:*
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.20%    1.14%    1.15%    1.13%    1.14%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.86%    4.08%    4.05%    3.96%    3.90%
-------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------
CLASS C                                                        2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $  7.67  $  7.79  $  7.93  $  8.02  $  8.09
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.25     0.27     0.27     0.27     0.26
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments            (0.47)   (0.12)   (0.09)   (0.09)   (0.05)
-------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.22)    0.15     0.18     0.18     0.21
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.23)   (0.26)   (0.27)   (0.26)   (0.26)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.09)   (0.01)   (0.05)   (0.01)   (0.02)
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.32)   (0.27)   (0.32)   (0.27)   (0.28)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $  7.13  $  7.67  $  7.79  $  7.93  $  8.02
-------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                              (2.97)%    1.98%    2.22%    2.27%    2.61%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $ 2,841  $ 2,076  $ 3,171  $ 3,907  $ 4,683
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.80%    1.74%    1.75%    1.73%    1.74%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.26%    3.48%    3.45%    3.36%    3.30%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      9.43%   18.37%    5.12%       --       --
-------------------------------------------------------------------------------------------------------
Without management fee waiver:*
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.95%    1.89%    1.90%    1.88%    1.89%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.11%    3.33%    3.30%    3.21%    3.15%
-------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

GEORGIA FUND

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS A                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.61  $  7.74  $  7.78  $  7.84  $  8.01
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.30     0.31     0.32     0.31     0.32
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.62)   (0.14)   (0.04)   (0.06)   (0.16)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.32)    0.17     0.28     0.25     0.16
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.30)   (0.30)   (0.32)   (0.31)   (0.32)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            --       --       --       --    (0.01)
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.30)   (0.30)   (0.32)   (0.31)   (0.33)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  6.99  $  7.61  $  7.74  $  7.78  $  7.84
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (4.44)%    2.18%    3.70%    3.19%    2.09%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $22,414  $25,664  $27,966  $30,456  $32,928
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 1.02%    0.94%    0.95%    0.98%    0.94%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    4.00%    4.03%    4.15%    3.93%    4.11%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    --    6.42%       --    8.59%   20.43%
--------------------------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS C                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.63  $  7.76  $  7.80  $  7.86  $  8.02
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.23     0.24     0.25     0.24     0.25
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.62)   (0.14)   (0.04)   (0.06)   (0.15)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.39)    0.10     0.21     0.18     0.10
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.23)   (0.23)   (0.25)   (0.24)   (0.25)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            --       --       --       --    (0.01)
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.23)   (0.23)   (0.25)   (0.24)   (0.26)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.01  $  7.63  $  7.76  $  7.80  $  7.86
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (5.29)%    1.26%    2.76%    2.26%    1.30%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $ 1,022  $   294  $   485  $   586  $   639
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 1.92%    1.84%    1.85%    1.88%    1.84%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    3.10%    3.13%    3.25%    3.03%    3.21%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    --    6.42%       --    8.59%   20.43%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

LOUISIANA FUND

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS A                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.86  $  7.97  $  8.06  $  8.22  $  8.27
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.30     0.34     0.34     0.34     0.34
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.50)   (0.10)   (0.06)   (0.13)   (0.03)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.20)    0.24     0.28     0.21     0.31
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.29)   (0.33)   (0.34)   (0.34)   (0.34)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.03)   (0.02)   (0.03)   (0.03)   (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.32)   (0.35)   (0.37)   (0.37)   (0.36)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.34  $  7.86  $  7.97  $  8.06  $  8.22
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (2.60)%    3.10%    3.51%    2.53%    3.77%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $23,484  $26,750  $29,877  $38,036  $41,960
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 0.98%    0.94%    0.97%    0.95%    0.91%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    3.93%    4.25%    4.26%    4.16%    4.14%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                25.43%   11.58%       --    2.54%    2.51%
--------------------------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS C                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.85  $  7.97  $  8.06  $  8.22  $  8.27
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.23     0.26     0.27     0.27     0.27
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.49)   (0.10)   (0.06)   (0.14)   (0.04)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.26)    0.16     0.21     0.13     0.23
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.23)   (0.26)   (0.27)   (0.26)   (0.26)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.03)   (0.02)   (0.03)   (0.03)   (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.26)   (0.28)   (0.30)   (0.29)   (0.28)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.33  $  7.85  $  7.97  $  8.06  $  8.22
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (3.48)%    2.05%    2.58%    1.62%    2.84%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $ 1,005  $   447  $   652  $   759  $   698
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 1.88%    1.84%    1.87%    1.85%    1.81%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    3.03%    3.35%    3.36%    3.27%    3.24%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                25.43%   11.58%       --    2.54%    2.51%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

MARYLAND FUND

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------
CLASS A                                                        2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $  7.78  $  7.92  $  7.97  $  8.03  $  8.05
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.29     0.29     0.32     0.31     0.31
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments            (0.32)   (0.09)   (0.03)   (0.02)      --
-------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.03)    0.20     0.29     0.29     0.31
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.27)   (0.28)   (0.32)   (0.31)   (0.31)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                   o   (0.06)   (0.02)   (0.04)   (0.02)
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.27)   (0.34)   (0.34)   (0.35)   (0.33)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $  7.48  $  7.78  $  7.92  $  7.97  $  8.03
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               (0.41)%    2.50%    3.78%    3.72%    3.94%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $31,192  $32,690  $34,623  $39,148  $41,082
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.97%    0.94%    0.95%    0.96%    0.93%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.66%    3.76%    4.04%    3.87%    3.89%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --    4.57%   13.33%    9.77%    5.66%
-------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------
CLASS C                                                        2008     2007     2006     2005     2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $  7.80  $  7.93  $  7.98  $  8.05  $  8.06
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.22     0.22     0.25     0.24     0.24
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.32)   (0.09)   (0.03)   (0.03)    0.01
-------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.10)    0.13     0.22     0.21     0.25
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.20)   (0.20)   (0.25)   (0.24)   (0.24)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                   o   (0.06)   (0.02)   (0.04)   (0.02)
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.20)   (0.26)   (0.27)   (0.28)   (0.26)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $  7.50  $  7.80  $  7.93  $  7.98  $  8.05
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               (1.30)%    1.71%    2.85%    2.66%    3.13%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $ 1,517  $   355  $   490  $   421  $   419
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.87%    1.84%    1.85%    1.86%    1.83%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         2.76%    2.86%    3.14%    2.97%    2.99%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --    4.57%   13.33%    9.77%    5.66%
-------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

MASSACHUSETTS FUND

                                                                YEAR ENDED SEPTEMBER 30,
                                                      ---------------------------------------------
CLASS A                                                   2008     2007     2006     2005      2004
---------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.86  $  8.01  $  8.15  $  8.27  $  8.34
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.32     0.34     0.34     0.34     0.33
---------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.18)   (0.12)   (0.11)   (0.11)   (0.07)
---------------------------------------------------------------------------------------------------
Total from investment operations                         0.14     0.22     0.23     0.23     0.26
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.31)   (0.33)   (0.34)   (0.33)   (0.33)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.05)   (0.04)   (0.03)   (0.02)        ++
---------------------------------------------------------------------------------------------------
Total distributions                                     (0.36)   (0.37)   (0.37)   (0.35)   (0.33)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.64  $  7.86  $  8.01  $  8.15  $  8.27
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                            1.76%    2.83%    2.86%    2.90%    3.18%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $56,560  $57,796  $62,426  $69,598  $76,118
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 0.92%    0.89%    0.90%    0.91%    0.89%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    4.01%    4.27%    4.25%    4.09%    3.98%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 3.78%    6.81%       --    4.55%    1.97%
---------------------------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                                      ---------------------------------------------
CLASS C                                                   2008     2007     2006     2005      2004
---------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.87  $  8.01  $  8.15  $  8.27  $  8.34
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.24     0.27     0.27     0.26     0.26
---------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.18)   (0.11)   (0.12)   (0.10)   (0.08)
---------------------------------------------------------------------------------------------------
Total from investment operations                         0.06     0.16     0.15     0.16     0.18
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.24)   (0.26)   (0.26)   (0.26)   (0.25)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.05)   (0.04)   (0.03)   (0.02)        ++
---------------------------------------------------------------------------------------------------
Total distributions                                     (0.29)   (0.30)   (0.29)   (0.28)   (0.25)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.64  $  7.87  $  8.01  $  8.15  $  8.27
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                            0.72%    2.03%    1.93%    1.98%    2.25%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $ 2,548  $ 2,904  $ 2,450  $ 2,527  $ 3,052
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 1.82%    1.79%    1.80%    1.81%    1.79%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    3.11%    3.37%    3.35%    3.19%    3.08%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 3.78%    6.81%       --    4.55%    1.97%
---------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

MICHIGAN FUND

                                                                       YEAR ENDED SEPTEMBER 30,
                                                           ------------------------------------------------
CLASS A                                                         2008     2007     2006       2005      2004
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $   8.15  $  8.33  $  8.44  $   8.57   $   8.64
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.32     0.33     0.34      0.35       0.35
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments      (0.45)   (0.13)   (0.08)    (0.14)     (0.06)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              (0.13)    0.20     0.26      0.21       0.29
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                        (0.31)   (0.32)   (0.34)    (0.34)     (0.34)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               (0.05)   (0.06)   (0.03)         **    (0.02)
-----------------------------------------------------------------------------------------------------------
Total distributions                                           (0.36)   (0.38)   (0.37)    (0.34)     (0.36)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $   7.66  $  8.15  $  8.33  $   8.44   $   8.57
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (1.69)%    2.47%    3.12%     2.56%      3.51%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $ 66,199  $78,824  $89,978  $100,016   $108,791
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       0.92%    0.87%    0.88%     0.90%      0.87%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets          3.97%    4.02%    4.12%     4.11%      4.08%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          --   11.33%   10.63%     8.64%         --
-----------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                           ------------------------------------------------
CLASS C                                                         2008     2007     2006       2005      2004
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $   8.14  $  8.32  $  8.43  $   8.56   $   8.63
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.25     0.26     0.27      0.27       0.27
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments      (0.45)   (0.13)   (0.09)    (0.13)     (0.05)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              (0.20)    0.13     0.18      0.14       0.22
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                        (0.24)   (0.25)   (0.26)    (0.27)     (0.27)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               (0.05)   (0.06)   (0.03)         **    (0.02)
-----------------------------------------------------------------------------------------------------------
Total distributions                                           (0.29)   (0.31)   (0.29)    (0.27)     (0.29)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $   7.65  $  8.14  $  8.32  $   8.43   $   8.56
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (2.57)%    1.55%    2.20%     1.64%      2.59%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $  1,921  $   923  $   958  $    918   $    851
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       1.82%    1.77%    1.78%     1.80%      1.77%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets          3.07%    3.12%    3.22%     3.21%      3.18%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          --   11.33%   10.63%     8.64%         --
-----------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

MINNESOTA FUND

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS A                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.55  $  7.67  $  7.75  $  7.83  $  7.87
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.27     0.30     0.31     0.31     0.31
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.26)   (0.11)   (0.08)   (0.09)   (0.05)
--------------------------------------------------------------------------------------------------
Total from investment operations                         0.01     0.19     0.23     0.22     0.26
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.26)   (0.30)   (0.30)   (0.30)   (0.30)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.04)   (0.01)   (0.01)      --       --
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.30)   (0.31)   (0.31)   (0.30)   (0.30)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.26  $  7.55  $  7.67  $  7.75  $  7.83
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                            0.07%    2.52%    3.04%    2.90%    3.41%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $64,860  $70,804  $78,066  $84,659  $91,022
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 0.91%    0.88%    0.89%    0.92%    0.88%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    3.62%    4.01%    4.04%    3.96%    3.95%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                15.50%    4.48%   10.60%    8.09%    1.85%
--------------------------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS C                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.56  $  7.68  $  7.75  $  7.83  $  7.87
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.20     0.24     0.24     0.24     0.24
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.26)   (0.12)   (0.07)   (0.09)   (0.05)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.06)    0.12     0.17     0.15     0.19
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.19)   (0.23)   (0.23)   (0.23)   (0.23)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.04)   (0.01)   (0.01)      --       --
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.23)   (0.24)   (0.24)   (0.23)   (0.23)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.27  $  7.56  $  7.68  $  7.75  $  7.83
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (0.83)%    1.59%    2.16%    1.95%    2.49%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $   547  $   136  $   249  $   287  $   390
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 1.81%    1.78%    1.79%    1.82%    1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    2.72%    3.11%    3.14%    3.06%    3.05%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                15.50%    4.48%   10.60%    8.09%    1.85%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

MISSOURI FUND

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS A                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.61  $  7.78  $  7.84  $  7.89  $  7.94
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.29     0.29     0.31     0.31     0.30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.38)   (0.13)   (0.04)   (0.04)   (0.04)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.09)    0.16     0.27     0.27     0.26
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.28)   (0.28)   (0.31)   (0.31)   (0.30)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.04)   (0.05)   (0.02)   (0.01)   (0.01)
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.32)   (0.33)   (0.33)   (0.32)   (0.31)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.20  $  7.61  $  7.78  $  7.84  $  7.89
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (1.38)%    2.20%    3.51%    3.39%    3.38%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $24,490  $26,279  $29,097  $31,347  $33,899
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 0.97%    0.94%    0.95%    0.97%    0.94%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    3.78%    3.83%    4.03%    3.95%    3.83%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 2.09%   20.86%   15.02%       --    3.99%
--------------------------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS C                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.61  $  7.77  $  7.84  $  7.89  $  7.95
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.22     0.22     0.24     0.24     0.23
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.38)   (0.12)   (0.05)   (0.04)   (0.05)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.16)    0.10     0.19     0.20     0.18
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.21)   (0.21)   (0.24)   (0.24)   (0.23)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.04)   (0.05)   (0.02)   (0.01)   (0.01)
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.25)   (0.26)   (0.26)   (0.25)   (0.24)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.20  $  7.61  $  7.77  $  7.84  $  7.89
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (2.26)%    1.28%    2.58%    2.46%    2.33%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $   410  $    43  $    44  $   141  $   139
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 1.87%    1.84%    1.85%    1.87%    1.84%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    2.88%    2.93%    3.13%    3.05%    2.93%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 2.09%   20.86%   15.02%       --    3.99%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

NEW JERSEY FUND

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS A                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.28  $  7.37  $  7.49  $  7.54  $  7.60
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.27     0.29     0.30     0.30     0.29
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.42)   (0.07)   (0.08)   (0.04)   (0.05)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.15)    0.22     0.22     0.26     0.24
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.26)   (0.29)   (0.30)   (0.30)   (0.29)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.04)   (0.02)   (0.04)   (0.01)   (0.01)
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.30)   (0.31)   (0.34)   (0.31)   (0.30)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  6.83  $  7.28  $  7.37  $  7.49  $  7.54
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (2.23)%    3.04%    2.99%    3.40%    3.28%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $25,680  $30,619  $32,449  $35,209  $43,324
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 1.25%    1.17%    1.15%    1.20%    1.13%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    3.75%    4.00%    4.03%    3.95%    3.91%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 8.46%   21.67%    4.39%    2.53%       --
--------------------------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS C                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.38  $  7.47  $  7.59  $  7.64  $  7.69
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.22     0.24     0.24     0.24     0.24
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.42)   (0.08)   (0.08)   (0.04)   (0.04)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.20)    0.16     0.16     0.20     0.20
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.20)   (0.23)   (0.24)   (0.24)   (0.24)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.04)   (0.02)   (0.04)   (0.01)   (0.01)
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.24)   (0.25)   (0.28)   (0.25)   (0.25)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  6.94  $  7.38  $  7.47  $  7.59  $  7.64
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (2.87)%    2.22%    2.17%    2.57%    2.58%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $ 2,927  $ 2,435  $ 3,289  $ 3,453  $ 3,659
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 2.00%    1.92%    1.91%    1.96%    1.90%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    3.00%    3.25%    3.28%    3.19%    3.14%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 8.46%   21.67%    4.39%    2.53%       --
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

NEW YORK FUND

                                                     YEAR ENDED SEPTEMBER 30,
                                         ------------------------------------------------
CLASS A                                       2008       2007     2006      2005     2004
-----------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------
Net asset value, beginning of year       $   8.07   $  8.19   $  8.26  $  8.27   $  8.34
-----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                       0.32      0.34      0.35     0.33      0.35
-----------------------------------------------------------------------------------------
 Net realized and unrealized loss on
   investments                              (0.40)    (0.12)    (0.06)   (0.01)    (0.06)
-----------------------------------------------------------------------------------------
Total from investment operations            (0.08)     0.22      0.29     0.32      0.29
-----------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income       (0.32)    (0.34)    (0.34)   (0.33)    (0.34)
-----------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                            (0.04)         o    (0.02)        oo   (0.02)
-----------------------------------------------------------------------------------------
Total distributions                         (0.36)    (0.34)    (0.36)   (0.33)    (0.36)
-----------------------------------------------------------------------------------------
Net asset value, end of year             $   7.63   $  8.07   $  8.19  $  8.26   $  8.27
-----------------------------------------------------------------------------------------
TOTAL RETURN                              (1.19)%     2.76%     3.61%    3.96%     3.60%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $ 57,937   $60,746   $63,794  $69,563   $71,698
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets     0.89%     0.85%     0.88%    0.90%     0.88%
-----------------------------------------------------------------------------------------
Ratio of net income to average net
 assets                                     4.04%     4.22%     4.25%    4.03%     4.18%
-----------------------------------------------------------------------------------------
Portfolio turnover rate                     0.38%    16.19%        --   10.47%        --
-----------------------------------------------------------------------------------------

                                                     YEAR ENDED SEPTEMBER 30,
                                         ------------------------------------------------
CLASS C                                       2008       2007     2006      2005     2004
-----------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------
Net asset value, beginning of year       $   8.08   $  8.20   $  8.27  $  8.29   $  8.35
-----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                       0.25      0.27      0.27     0.26      0.27
-----------------------------------------------------------------------------------------
 Net realized and unrealized loss on
   investments                              (0.41)    (0.13)    (0.05)   (0.02)    (0.04)
-----------------------------------------------------------------------------------------
Total from investment operations            (0.16)     0.14      0.22     0.24      0.23
-----------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income       (0.24)    (0.26)    (0.27)   (0.26)    (0.27)
-----------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                            (0.04)        o//   (0.02)        oo   (0.02)
-----------------------------------------------------------------------------------------
Total distributions                         (0.28)    (0.26)    (0.29)   (0.26)    (0.29)
-----------------------------------------------------------------------------------------
Net asset value, end of year             $   7.64   $  8.08   $  8.20  $  8.27   $  8.29
-----------------------------------------------------------------------------------------
TOTAL RETURN                              (2.07)%     1.83%     2.68%    2.91%     2.79%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $  4,952   $ 4,110   $ 4,905  $ 4,994   $ 5,732
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets     1.79%     1.75%     1.78%    1.80%     1.78%
-----------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                         3.14%     3.32%     3.35%    3.13%     3.28%
-----------------------------------------------------------------------------------------
Portfolio turnover rate                     0.38%    16.19%        --   10.47%        --
-----------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

NORTH CAROLINA FUND

                                                   YEAR ENDED SEPTEMBER 30,
                                         ---------------------------------------------
CLASS A                                       2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $   7.68  $  7.86  $  7.94  $  8.05  $  8.14
--------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                       0.26     0.27     0.27     0.29     0.29
--------------------------------------------------------------------------------------
 Net realized and unrealized loss on
   investments                              (0.27)   (0.12)   (0.02)   (0.10)   (0.07)
--------------------------------------------------------------------------------------
Total from investment operations            (0.01)    0.15     0.25     0.19     0.22
--------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income       (0.25)   (0.26)   (0.27)   (0.28)   (0.28)
--------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                               --    (0.07)   (0.06)   (0.02)   (0.03)
--------------------------------------------------------------------------------------
Total distributions                         (0.25)   (0.33)   (0.33)   (0.30)   (0.31)
--------------------------------------------------------------------------------------
Net asset value, end of year             $   7.42  $  7.68  $  7.86  $  7.94  $  8.05
--------------------------------------------------------------------------------------
TOTAL RETURN                              (0.19)%    1.95%    3.14%    2.45%    2.82%
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $ 11,901  $12,799  $15,471  $16,781  $19,856
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets     1.38%    1.29%    1.28%    1.24%    1.19%
--------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                         3.39%    3.46%    3.51%    3.60%    3.55%
--------------------------------------------------------------------------------------
Portfolio turnover rate                     2.86%    5.17%   29.32%       --    7.93%
--------------------------------------------------------------------------------------

                                                   YEAR ENDED SEPTEMBER 30,
                                         ---------------------------------------------
CLASS C                                       2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $   7.67  $  7.86  $  7.94  $  8.04  $  8.13
--------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                       0.20     0.21     0.22     0.23     0.22
--------------------------------------------------------------------------------------
 Net realized and unrealized loss on
   investments                              (0.26)   (0.13)   (0.03)   (0.09)   (0.06)
--------------------------------------------------------------------------------------
Total from investment operations            (0.06)    0.08     0.19     0.14     0.16
--------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income       (0.19)   (0.20)   (0.21)   (0.22)   (0.22)
--------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                               --    (0.07)   (0.06)   (0.02)   (0.03)
--------------------------------------------------------------------------------------
Total distributions                         (0.19)   (0.27)   (0.27)   (0.24)   (0.25)
--------------------------------------------------------------------------------------
Net asset value, end of year             $   7.42  $  7.67  $  7.86  $  7.94  $  8.04
--------------------------------------------------------------------------------------
TOTAL RETURN                              (0.87)%    1.06%    2.37%    1.82%    2.06%
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $    865  $   471  $ 1,142  $ 1,414  $ 3,012
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets     2.13%    2.04%    2.03%    1.99%    1.94%
--------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                         2.64%    2.71%    2.76%    2.85%    2.80%
--------------------------------------------------------------------------------------
Portfolio turnover rate                     2.86%    5.17%   29.32%       --    7.93%
--------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

OHIO FUND

                                                                  YEAR ENDED SEPTEMBER 30,
                                                      -------------------------------------------------
CLASS A                                                    2008      2007      2006      2005      2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $   7.82  $   7.90  $   8.01  $   8.10  $   8.14
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.28      0.31      0.31      0.32      0.31
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments        (0.37)    (0.09)    (0.09)    (0.07)    (0.02)
-------------------------------------------------------------------------------------------------------
Total from investment operations                         (0.09)     0.22      0.22      0.25      0.29
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                   (0.27)    (0.30)    (0.31)    (0.31)    (0.31)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains          (0.02)       --     (0.02)    (0.03)    (0.02)
-------------------------------------------------------------------------------------------------------
Total distributions                                      (0.29)    (0.30)    (0.33)    (0.34)    (0.33)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $   7.44  $   7.82  $   7.90  $   8.01  $   8.10
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (1.27)%     2.84%     2.78%     3.09%     3.69%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $ 82,156  $ 94,031  $100,686  $107,587  $114,544
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                  0.90%     0.86%     0.87%     0.89%     0.87%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets     3.58%     3.95%     3.94%     3.92%     3.88%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 24.32%     8.54%     7.15%     4.57%        --
-------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                      -------------------------------------------------
CLASS C                                                    2008      2007      2006      2005      2004
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $   7.87  $   7.95  $   8.06  $   8.15  $   8.18
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.21      0.24      0.24      0.24      0.24
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments        (0.37)    (0.09)    (0.09)    (0.06)    (0.01)
-------------------------------------------------------------------------------------------------------
Total from investment operations                         (0.16)     0.15      0.15      0.18      0.23
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                   (0.20)    (0.23)    (0.24)    (0.24)    (0.24)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains          (0.02)       --     (0.02)    (0.03)    (0.02)
-------------------------------------------------------------------------------------------------------
Total distributions                                      (0.22)    (0.23)    (0.26)    (0.27)    (0.26)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $   7.49  $   7.87  $   7.95  $   8.06  $   8.15
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (2.14)%     1.90%     1.84%     2.15%     2.87%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $  1,477  $    670  $    844  $    922  $  1,005
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                  1.80%     1.76%     1.77%     1.79%     1.77%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets     2.68%     3.05%     3.04%     3.02%     2.98%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 24.32%     8.54%     7.15%     4.57%        --
-------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

OREGON FUND

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS A                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.68  $  7.83  $  7.87  $  7.91  $  7.94
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.30     0.31     0.32     0.31     0.32
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.33)   (0.10)   (0.04)   (0.03)   (0.03)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.03)    0.21     0.28     0.28     0.29
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.29)   (0.30)   (0.31)   (0.31)   (0.31)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.01)   (0.06)   (0.01)   (0.01)   (0.01)
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.30)   (0.36)   (0.32)   (0.32)   (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.35  $  7.68  $  7.83  $  7.87  $  7.91
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (0.44)%    2.79%    3.75%    3.53%    3.73%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $42,632  $46,168  $49,862  $53,109  $56,182
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 0.94%    0.90%    0.92%    0.92%    0.91%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    3.89%    4.00%    4.10%    3.97%    4.00%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    --    3.27%   16.84%    4.88%    1.92%
--------------------------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS C                                                   2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  7.67  $  7.82  $  7.86  $  7.90  $  7.93
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.23     0.24     0.25     0.24     0.24
--------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments       (0.33)   (0.10)   (0.04)   (0.03)   (0.02)
--------------------------------------------------------------------------------------------------
Total from investment operations                        (0.10)    0.14     0.21     0.21     0.22
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.22)   (0.23)   (0.24)   (0.24)   (0.24)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains         (0.01)   (0.06)   (0.01)   (0.01)   (0.01)
--------------------------------------------------------------------------------------------------
Total distributions                                     (0.23)   (0.29)   (0.25)   (0.25)   (0.25)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                          $  7.34  $  7.67  $  7.82  $  7.86  $  7.90
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (1.33)%    1.87%    2.82%    2.60%    2.81%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $ 2,473  $ 1,298  $ 1,314  $ 1,282  $ 1,641
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 1.84%    1.80%    1.82%    1.82%    1.81%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets    2.99%    3.10%    3.20%    3.07%    3.10%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    --    3.27%   16.84%    4.88%    1.92%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

PENNSYLVANIA FUND

                                                                YEAR ENDED SEPTEMBER 30,
                                                      ---------------------------------------------
CLASS A                                                    2008     2007     2006     2005     2004
---------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $   7.72  $  7.84  $  7.93  $  8.03  $  8.09
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.26     0.27     0.27     0.28     0.27
---------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments        (0.32)   (0.14)   (0.04)   (0.10)   (0.05)
---------------------------------------------------------------------------------------------------
Total from investment operations                         (0.06)    0.13     0.23     0.18     0.22
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                   (0.26)   (0.25)   (0.26)   (0.27)   (0.27)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             --       --    (0.06)   (0.01)   (0.01)
---------------------------------------------------------------------------------------------------
Total distributions                                      (0.26)   (0.25)   (0.32)   (0.28)   (0.28)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                          $   7.40  $  7.72  $  7.84  $  7.93  $  8.03
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (0.91)%    1.69%    3.02%    2.34%    2.72%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $ 12,467  $14,428  $16,906  $18,548  $19,721
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                  1.49%    1.35%    1.43%    1.48%    1.36%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets     3.42%    3.50%    3.45%    3.54%    3.32%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 11.29%       --    2.98%   18.95%    5.34%
---------------------------------------------------------------------------------------------------

                                                                YEAR ENDED SEPTEMBER 30,
                                                      ---------------------------------------------
CLASS C                                                    2008     2007     2006     2005     2004
---------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $   7.70  $  7.82  $  7.91  $  8.01  $  8.07
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.21     0.21     0.21     0.22     0.21
---------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments        (0.33)   (0.14)   (0.04)   (0.10)   (0.05)
---------------------------------------------------------------------------------------------------
Total from investment operations                         (0.12)    0.07     0.17     0.12     0.16
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                   (0.19)   (0.19)   (0.20)   (0.21)   (0.21)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             --       --    (0.06)   (0.01)   (0.01)
---------------------------------------------------------------------------------------------------
Total distributions                                      (0.19)   (0.19)   (0.26)   (0.22)   (0.22)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                          $   7.39  $  7.70  $  7.82  $  7.91  $  8.01
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (1.59)%    0.94%    2.26%    1.58%    1.96%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                $  1,154  $   557  $   785  $   913  $ 1,100
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                  2.24%    2.11%    2.18%    2.23%    2.11%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets     2.67%    2.74%    2.70%    2.79%    2.57%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 11.29%       --    2.98%   18.95%    5.34%
---------------------------------------------------------------------------------------------------

-------------
See footnotes on page 102.

SOUTH CAROLINA FUND

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           ---------------------------------------------
CLASS A                                                         2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $   8.01  $  8.16  $  8.19  $  8.18  $  8.23
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.32     0.32     0.32     0.32     0.31
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments      (0.49)   (0.10)   (0.03)    0.03     0.05
--------------------------------------------------------------------------------------------------------
Total from investment operations                              (0.17)    0.22     0.29     0.35     0.36
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                        (0.31)   (0.32)   (0.32)   (0.32)   (0.30)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               (0.02)   (0.05)      --    (0.02)   (0.11)
--------------------------------------------------------------------------------------------------------
Total distributions                                           (0.33)   (0.37)   (0.32)   (0.34)   (0.41)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $   7.51  $  8.01  $  8.16  $  8.19  $  8.18
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (2.29)%    2.70%    3.62%    4.23%    4.51%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $ 57,619  $62,402  $70,937  $75,442  $76,913
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       0.90%    0.87%    0.88%    0.91%    0.91%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets          4.00%    4.03%    4.00%    3.89%    3.77%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          --    8.67%    9.93%       --       --
--------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30,
                                                           ---------------------------------------------
CLASS C                                                         2008     2007     2006     2005     2004
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $   8.01  $  8.15  $  8.19  $  8.18  $  8.23
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.25     0.25     0.25     0.25     0.23
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments      (0.49)   (0.09)   (0.04)    0.02     0.06
--------------------------------------------------------------------------------------------------------
Total from investment operations                              (0.24)    0.16     0.21     0.27     0.29
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                        (0.24)   (0.25)   (0.25)   (0.24)   (0.23)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               (0.02)   (0.05)      --    (0.02)   (0.11)
--------------------------------------------------------------------------------------------------------
Total distributions                                           (0.26)   (0.30)   (0.25)   (0.26)   (0.34)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $   7.51  $  8.01  $  8.15  $  8.19  $  8.18
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (3.16)%    1.90%    2.57%    3.30%    3.58%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                     $  4,721  $ 3,895  $ 4,026  $ 4,939  $ 5,200
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       1.80%    1.77%    1.78%    1.81%    1.81%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets          3.10%    3.13%    3.10%    2.99%    2.87%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          --    8.67%    9.93%       --       --
--------------------------------------------------------------------------------------------------------

-------------
 * During the periods stated, Seligman (the Fund's investment manager prior to November 7, 2008) voluntarily waived portions of its management fees and/or reimbursed expenses. Absent such reimbursements/waivers, returns would have been lower.
** Capital gain of $0.001 per share was paid.
++ Capital gain of $0.004 per share was paid.
 o Capital gain of $0.003 per share was paid.
oo Capital gain of $0.002 per share was paid.

How to Contact Us


The Funds

                Write  Corporate Communications/Investor Relations Department
                       Ameriprise Financial, Inc.
                       200 Ameriprise Financial Center
                       Minneapolis, Minnesota 55474

                Phone  Toll-free in the US (800) 221-7844
                       Outside the US (212) 850-1864

Account Services

                Write  Shareholder Service Agent/Seligman Group of Funds
                       Seligman Data Corp.

      For investments  P.O. Box 9766
      into an account  Providence, RI 02940-9766

   For non-investment  P.O. Box 9759
            inquiries  Providence, RI 02940-9759

For matters requiring  101 Sabin St.
   overnight delivery  Pawtucket, RI 02860

                Phone  Non-Retirement Accounts
                       Toll-free in the US (800) 221-2450
                       Outside the US (212) 682-7600

                       Retirement Plan Services
                       Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.
  You will have instant access to price, yield, account balance, most recent transaction, and other information.

For More Information

The information below is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statements of Additional Information (SAIs) contain additional information about the Funds. They are on file with the Securities and Exchange Commission, or SEC, and are incorporated by reference into (are legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund's investments. In the Funds' Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year. Each Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Funds, including the Prospectus and SAIs, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The SAIs, Prospectus, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Numbers:
 Seligman Municipal Fund Series, Inc.:
 811-3828
 Seligman Municipal Series Trust:
 811-4250
 Seligman New Jersey Municipal Fund, Inc.:
 811-5126
 Seligman Pennsylvania Municipal Fund Series:
 811-4666

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